UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 4, 2011 (January 31, 2011)

MGT Capital Investments, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26886	13-4148725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kensington Centre, 66 Hammersmith Road,
London, United Kingdom, W14 8UD
 (Address of principal executive offices, including zip code)

011-44-20-7605-1151
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 31, 2011, MGT Capital Investments, Inc. (the “Company”) entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Committed Capital Nominees Limited (“Committed”). Pursuant to the Purchase Agreement, Committed has agreed to purchase from the Company and the Company has agreed to sell to Committed (i) 9,607,843 shares of Moneygate Group Limited (“Moneygate”) for consideration of £96 ($154); and (ii) to novate the benefit of a Facility Agreement dated November 18, 2010 between the Company and Moneygate and Debenture dated November 18, 2010 between the Company and Moneygate for consideration of £249,904 ($399,846).

The Purchase Agreement is conditional upon the UK Financial Services Authority having given its written consent to the change of control of Moneygate. £50,000 ($80,000) consideration has been placed in Escrow pending completion and the remaining funds will be paid on the change of control being approved, which is anticipated to take place by March 31, 2011.

Prior to the entry into the purchase agreement, there was no material relationship between the Company and Committed.

Item 5.07   Submission of Matters to a Vote of Security Holders

The regular annual meeting of the stockholders of the Company was held on February 2, 2011.  At the meeting, the stockholders voted on four matters: (i) the election of directors; (ii) the ratification of the appointment of an independent registered public accounting firm; (iii) an advisory resolution on executive compensation; and (iv) an advisory resolution on the frequency of stockholders’ say on pay.

Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to management’s nominees for directors. All nominees for director listed below were elected. The term of office for each director will be until the 2011 Annual Meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal.

The final results of the election of directors were as follows:

Name	For	Withheld
Robert Ladd	20,840,984	13,680
Allan Rowley	20,844,776	9,888
Neal Wyman	20,840,984	13,680
Peter Venton	20,847,998	6,666
Richard Taney	20,840,984	13,680

In addition, the stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, by a vote of 24,155,579 for; 82,675 against; and 1,095,517 abstentions.

In addition, the stockholders approved the advisory resolution on executive compensation, by a vote of 19,601,970 for; 230,223 against; and 1,022,471 abstentions.

Lastly, the stockholders approved an advisory resolution on the frequency of stockholders’ say on pay as follows:

Number of Shares Voted
1 Year	2 Years	3 Years	Abstain
41,980	86,013	18,703,567	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2011	MGT CAPITAL INVESTMENTS, INC.

	By:	/s/ Allan Rowley
Name: Allan Rowley Title: Chief Executive Officer